UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VERINT SYSTEMS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 31, 2019, Verint Sytems Inc. issued the following press release:

Verint Files Investor Presentation

Details Verint’s Strong Performance Driven by Board-Led Strategy

Highlights Verint’s Highly Engaged and Experienced Board and Company’s Extensive Interaction with Neuberger Berman to Avoid Costly Proxy Fight

Urges Verint Stockholders to Vote “FOR” all of the Company’s Actively Engaged, Independent Director Nominees on the WHITE Proxy Card

MELVILLE, N.Y. — May 31, 2019 — Verint® Systems Inc. (Nasdaq: VRNT) today announced that it has filed a presentation to be used in its discussions with investors in connection with its upcoming Annual Meeting of Stockholders to be held on June 20, 2019, at 8:30am ET.

The presentation highlights:

•	Verint’s strong performance, driven by the board-led strategy is delivering significant value to stockholders

○

Strategy is delivering strong returns to stockholders, including 56% TSR for the year period ending April 8, 2019, the day prior to Neuberger Berman’s public nominations, and outperformance of relevant benchmarks over the past one-, two-, and three-year periods

○	Strong operating trends and financial performance are the outcome of the Board-led strategy focused on automation and cloud innovation

•	Verint engaged extensively with Neuberger Berman to find common ground

○	Board worked extensively to avoid a proxy contest, engaging regularly with Neuberger Berman since 2017

○	Neuberger Berman has never been consistent in its priorities or actions

○	Neuberger Berman’s shifting “asks” have made resolution to this proxy fight impossible

•	Verint’s Board is strong and has a proven governance track record

○	Board has deep sector expertise, and the right mix of skills and experience to guide our long-term success, and the independence to hold management accountable

○	Verint has added three new directors (including one proposed by Neuberger Berman) in the last three years

○	Board has commitment to adding a new director within the next year

•	None of Neuberger Berman’s nominees are qualified and additive

○	In 2019 alone, Neuberger Berman has submitted seven different director candidates, including one we had previously rejected

○	Of their remaining nominees, not one meets our director screening criteria or adds value we don’t already have

The company asks stockholders to protect the value of their investment by promptly voting FOR all of the company’s highly qualified directors on the WHITE proxy card. Stockholders with questions about how to vote their shares may call Verint’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1 (877) 750-9496 (from the U.S. and Canada), or +1 (412) 232-3651 (from other locations).

The presentation, along with other materials related to the company’s 2019 Annual Meeting, will be available at www.VoteVerint.com and at www.sec.gov. The website will be updated as additional information becomes available.

About Verint Systems Inc.

Verint® (Nasdaq: VRNT) is a global leader in Actionable Intelligence® solutions with a focus on customer engagement optimization and cyber intelligence. Today, over 10,000 organizations in more than 180 countries—including over 85 percent of the Fortune 100—count on intelligence from Verint solutions to make more informed, effective and timely decisions. Learn more about how we’re creating A Smarter World with Actionable Intelligence® at www.verint.com.

Important Additional Information and Where to Find It

Verint has filed a definitive proxy statement on Schedule 14A and form of associated WHITE Proxy Card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2019 Annual Meeting (the “Definitive Proxy Statement”). Details concerning the nominees of Verint’s Board of Directors for election at the 2019 Annual Meeting are included in the Definitive Proxy Statement. Verint has mailed solicitation materials, including a WHITE proxy card, to stockholders of record entitled to vote at the 2019 Annual Meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING VERINT’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain a free copy of the Definitive Proxy Statement and of these other documents through the website maintained by the SEC at http://www.sec.gov and through the website maintained by Verint at http://www.verint.com/investor-relations as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants

Verint, its directors and certain of its officers and other employees will be deemed to be participants in the solicitation of Verint’s stockholders in connection with Verint’s 2019 Annual Meeting. Information regarding the names, affiliations and direct and indirect interests (by security holdings or otherwise) of these persons is set forth in the Definitive Proxy Statement filed with the SEC in connection with Verint’s 2019 Annual Meeting. Additional information regarding the interests of participants of Verint in the solicitation of proxies in respect of Verint’s 2019 Annual Meeting will be filed with the SEC when they become available. Stockholders will be able to obtain a free copy of the Definitive Proxy Statement and other documents filed by Verint with the SEC from the sources listed above.

This press release contains “forward-looking statements,” including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint Systems Inc. These forward-looking statements are not guarantees of future performance and they are based on management’s expectations that involve a number of risks, uncertainties and assumptions, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. For a detailed discussion of these risk factors, see our Annual Report on Form 10-K for the fiscal year ended January 31, 2019, and other filings we make with the SEC. The forward-looking statements contained in this press release are made as of the date of this press release and, except as required by law, Verint assumes no obligation to update or revise them or to provide reasons why actual results may differ.

Contact:

Investor	Media
Alan Roden	Jim Barron/David Millar
Verint Systems Inc.	Sard Verbinnen & Co.
alan.roden@verint.com	212 687 8080

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